UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2010

PTM PUBLICATIONS INCORPORATED

(Exact name of registrant as specified in charter)

Nevada	000-52044	20-3936186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

E-2-14 Block E, Plaza Damas, Jalan Hartamas 1, Sri Hartamas Kuala Lumpur, Malaysia	50480
(Address of principal executive offices)	(Zip Code)

(603) 525-3380

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On May 19, 2010, PTM Publications Incorporated (the “Company”) received approval from FINRA for a forward split declared by the Company’s Board of Directors on May 3, 2010.  The forward split will be at a ratio of 22:1 and will be accomplished through a dividend of twenty-one shares for each share of stock outstanding as of May 23, 2010, the record date.  Additional details of the transaction are as follows:

  The declaration date is May 3, 2010;
  The record date is May 23, 2010;
  The payment date is May 24, 2010, the dividend forward split shares will be mailed on this date without any action required on the part of the shareholders;
  The ex date is May 25, 2010; and
  The due bill date is May 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTM PUBLICATIONS INCORPORATED

Date: May 27, 2010	By: /s/ Patrick DeBlois
Patrick DeBlois, President